Supplement dated January 13, 2009 to the prospectuses dated May 1, 2008 of Seligman Cash Management Fund, Inc. (the "Seligman Fund")


On January 8, 2009, the Seligman Fund's Board of Directors approved in principle the merger of the Seligman Fund into RiverSource Cash Management Fund (the "RiverSource Fund"), a fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Both the Seligman Fund and the RiverSource Fund seek to maintain a constant net asset value of $1.00 per share and restrict their investments to instruments that meet certain maturity and quality standards required by the Securities and Exchange Commission for money market funds. More complete information about the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

For more information about the RiverSource Fund, please call 1-888-791-3380 or visit the RiverSource website at http://www.riversource.com/funds for a prospectus.